Exhibit 10.27


     CERTIFICATION OF WILLIAM P. HORGAN PURSUANT TO 18 U.S.C. SECTION 1350
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In connection with the Quarterly Report of Human Pheromone  Sciences,  Inc. (the
"Company") on Form 10-QSB for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William
P. Horgan. Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1394; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ William P. Horgan
August 12, 2002